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                     PHL Variable Accumulation Account II
                       Phoenix Portfolio Advisor/SM(R)/

                           Supplement to Prospectus

This supplement should be read with the prospectus dated December 30, 2008.

.. The following investment option is closed to new investment on March 12, 2009. The disclosure on page two of your prospectus is revised as follows:

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
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             PIMCO VIT RealEstateRealReturn Strategy Portfolio/3 /
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
                       /3/Closed to new investment on March 12, 2009.

.. The paragraph entitled "PIMCO VIT RealEstateRealReturn Strategy Portfolio -
  Administrative Class" on page A-8 of Appendix A - Investment Options is deleted and replaced with the following:

                       PIMCO VIT RealEstateRealReturn Strategy Portfolio - Administrative Class
                       (Closed to new investment on March 12, 2009)
                       Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

 Date March 12, 2009                          Please keep this supplement for
                                                            future reference.


 TF1055